Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
ARK 21Shares Active Ethereum Futures Strategy ETF (ARKZ)
(the “Fund”)
a series of EA Series Trust (the “Trust”)
listed on Cboe BZX Exchange, Inc.
May 24, 2024
Supplement to the Summary Prospectus and Prospectus each dated November 7, 2023
Effective immediately, the “Annual Fund Operating Expenses” table included in the “Fees and Expenses” section is deleted in its entirety and replaced as provided herein. The table has been updated to clarify the description of the unitary fee and reflect that Empowered Funds, LLC dba EA Advisers (the “Adviser”) has contractually agreed to waive receipts of its management fees and/or assume expenses of the Fund to the extent necessary to offset the amount of net interest expenses incurred in connection with the Fund’s investments in reverse repurchase agreements. The Fund’s net expense ratio is unchanged.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)[1]
Management Fee[2]	0.70%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[3]	0.09%
Total Annual Fund Operating Expenses	0.79%
Fee Waiver[4]	(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver	0.70%
1 The expense information in the table has been restated to reflect an estimate of the net interest expenses incurred in connection with investments in reverse repurchase agreements. Previously, the Fund disclosed estimated Other Expenses as 0.00%.
2 Empowered Funds, LLC dba EA Advisers (the “Adviser”) (or an affiliate of the Adviser) bears all of the Adviser’s own costs associated with providing advisory services and all expenses of the Fund, except for the fee payment under the investment advisory agreement, payments under the Fund’s Rule 12b-1 Distribution and Service Plan, brokerage expenses, acquired fund fees and expenses (including affiliated funds’ fees and expenses), taxes (including tax-related services), interest (including borrowing costs), litigation expense (including class action-related services), and other non-routine or extraordinary expenses.
3 Other Expenses are estimated for the current fiscal year. The Fund cannot accurately estimate anticipated current and deferred tax expenses prior to the commencement of investment operations.
4 The Adviser has contractually agreed to waive receipt of its management fees and/or assume expenses of the Fund to the extent necessary to offset net interest expenses incurred in connection with investments in reverse repurchase agreements (“Fee Waiver”). This agreement shall remain in effect indefinitely and may only be terminated by the Board of Trustees of the Trust. The Fee Waiver is estimated and does not reflect interest income received related to reverse repurchase agreement transactions for the current fiscal year.
The “Example” section of the Fund’s Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation agreements for the periods shown). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:
$72	$224

In addition, effective immediately, the third paragraph in the “Fund Management – Investment Adviser” section of the Prospectus is hereby deleted in its entirety and replaced with the following:
The Adviser (or an affiliate of the Adviser) bears all of the Adviser’s own costs associated with providing these advisory services and all expenses of the Fund, except for the fee payment under the Advisory Agreement, payments under the Fund’s Rule 12b-1 Distribution and Service Plan (the “Plan”), brokerage expenses, acquired fund fees and expenses (including affiliated funds’ fees and expenses), taxes (including tax-related services), interest (including borrowing costs,), litigation expense (including class action-related services), and other non-routine or extraordinary expenses.
If you have any questions, please call (215) 882-9983.
Please retain this Supplement for future reference.
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